UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material pursuant to §240.14a-12

G&K SERVICES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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This filing relates to the proposed acquisition of G&K Services, Inc. (“G&K” or the “Company”) by Cintas Corporation (“Cintas”) pursuant to the terms of the Agreement and Plan of Merger, dated as of August 15, 2016, by and among G&K, Cintas and Bravo Merger Sub, Inc.

G&K sent a list of frequently asked questions to its customers and prospects, dated August 17, 2016, in respect of the proposed acquisition by Cintas. The following is a copy of that list:

G&K/Cintas Merger – FAQs for Customer and Prospects

August 17, 2016

Customer/Prospect

Why is this change happening?

Both companies recognize the opportunity this merger allows to provide customers with a wider array of services and one of a kind customer service. We feel this change will offer long-term benefits to our customers.

What new benefits will this merger provide me?

Both companies recognize the opportunity this merger allows to provide customers with a wider array of services and one of a kind customer service.

When will the two companies merge?

This agreement is subject to all customary approvals, including shareholder and regulatory approvals. We anticipate the closing of the transaction to occur in the next four to six months although it could be longer.

What impact will this have on my current service with G&K?

For now, none. This process will not affect our day-to-day business operations with your existing service team. You can continue to expect the highest levels of service and professionalism from us throughout this process.

What impact will this have on my existing service agreement with G&K? My pricing?

The elements of the service agreement, including those related to price, are intact for the duration of your agreement, regardless of the merger.

Will I need to set up a different way to make my payments?

No. You can continue to make your payments as you currently do.

How can I be assured that my service levels will be the same if this deal closes?

This process will not affect our day-to-day business operations with your existing service team. All of our customers can continue to expect the highest levels of service and professionalism from us throughout this process. Thereafter, like us, Cintas has a high level of commitment to customer service.

Will my service team be the same?

There are no expected service changes at this time.

Will this affect my delivery?

Your delivery will not be affected.

Will I be able to keep my same products?

There are no product changes at this time.

If I have questions how do I contact you?

Continue to contact your local service team to answer any question you may have.

Will this merger affect any orders I have placed, will they still be fulfilled?

All orders will continue to be fulfilled according to existing agreements.

What should I do if a Cintas representative is calling on me and I have an existing contract with you?

Tell the representative that you have an existing agreement with G&K that you intend to honor. For now, we are still separate companies competing for your business.

Should I sign this renewal now or just wait until the companies merge?

You should renew business with us. All elements of our agreement will remain intact for the duration of your agreement, regardless of the merger.

Prospect

The local Cintas representative is also calling on me for my business. Is this now just a single company calling on me?

No. This recent announcement is only the intent of the two companies to merge at some point in the future. Until the transaction is closed, G&K and Cintas will continue to operate as two separate companies.

If I sign an agreement with you now is it binding?

Yes, the elements of the service agreement are intact for the duration of your agreement, regardless of the merger.

Should I just sign with Cintas now?

If the services that G&K offers are a better fit for your business, we encourage you to sign with G&K.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, G&K Services, Inc. (the “Company”) plans to file a proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”), in connection with the solicitation of proxies for a meeting of the Company’s shareholders to be called at a future date (the “meeting”). Promptly after filing its Proxy Statement in definitive form with the SEC, the Company will mail the Proxy Statement to each shareholder entitled to vote at the meeting. Shareholders are urged to read the Proxy Statement (including any amendments or supplements thereto) and any other relevant documents that the Company will file with the SEC when they become available because they will contain important information about the proposed transaction and related matters. Shareholders may obtain, free of charge, copies of the Proxy Statement and any other documents filed by the Company with the SEC in connection with the transaction at the SEC’s website (http://www.sec.gov) or by contacting the investor relations department of the Company at:

    jeff.huebschen@gkservices.com

    +1.952.912.5773

    Investor Relations

    5995 Opus Parkway

    Minnetonka, MN, 55343

Participants in the Solicitation

The Company, its directors and certain executive officers are or may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended June 27, 2015 and in any subsequent Statements of Change in Ownership on Form 4 filed by such individuals with the SEC, and will be included in the Proxy Statement and other relevant documents to be filed with the SEC in connection with the proposed transaction when the Proxy Statement becomes available.

Cautionary Statements Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the proposed transaction or the anticipated benefits thereof, including, without limitation, future financial and operating results. Forward-looking statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “expects,” “intends,” “believes,” “seeks,” “could,” “should,” “may” and “will” or the negative versions thereof and similar expressions and by the context in which they are used. Such statements are based upon our current expectations and speak only as of the date made. These statements are subject to various risks, uncertainties and other factors that could cause actual results to differ from those set forth in or implied by these FAQs. Factors that may cause such a difference include, but are not limited to, risks and uncertainties related to (i) the ability to obtain shareholder and regulatory approvals, or the possibility that they may delay the transaction or that such regulatory approval may result in the imposition of conditions that could cause the parties to abandon the transaction, (ii) the risk that a condition to closing of the merger may not be satisfied, (iii) the ability of the Company and Cintas to integrate their businesses successfully and to achieve anticipated cost savings and other synergies, (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including, without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company’s operations, and the anticipated tax treatment, (v) potential litigation relating to the proposed transaction that could be instituted against the Company or Cintas or their respective directors, (vi) possible disruptions from the proposed transaction that could harm the Company’s or Cintas’ business, including current plans and operations, (vii) the ability of the Company or Cintas to retain, attract and hire key personnel, (viii) potential adverse reactions or changes to relationships with clients, employees, suppliers or other parties resulting from the announcement or completion of the merger, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s and/or Cintas’ financial performance, (x) certain restrictions during the pendency of the merger that may impact the Company’s and/or Cintas’ ability to pursue certain business opportunities or strategic transactions, (xi) continued availability of capital and financing and rating agency actions, (xii) legislative, regulatory and economic developments and (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the Proxy Statement that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s or Cintas’ consolidated financial condition, results of operations, credit rating or liquidity. Neither the Company nor Cintas undertake any obligation to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made, except as required by law.